SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 25, 2002
                                                           -------------


               CSX Trade Receivables Corporation on behalf of the
                       CSXT Trade Receivables Master Trust
          (Issuer in respect of the CSXT Trade Receivables Master Trust
       6.00% Trade Receivables Participation Certificates, Series 1998-1)
       ------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                    000-25567               59-3168541
          --------                    ---------               ----------
(State or other jurisdiction of     (Commission           (I.R.S. Employer
 incorporation or organization)       File No.)          Identification No.)


                 Route 688
                P.O. Box 87
              Doswell, Virginia                           23047
              -----------------                          -----
        (Address of principal executive offices)       (Zip Code)

       Registrant's telephone number, including area code: (804) 876-3220
                                                           --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since lastreport.)


Item 5.    Other Events.

           The Registrant is filing the exhibit listed in Item 7 below.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

           Exhibit 7.1     Monthly Statement for the 6.00% Trade
                           Receivables Participation Certificates,
                           Series 1998-1 with respect to the July 25, 2002 Distribution Date.

                                   Signatures

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has caused this report to be signed on behalf of the CSXT Trade Receivables Master Trust by the undersigned, hereunto duly authorized.


                                    CSXT TRADE RECEIVABLES MASTER TRUST

                                By: CSX TRADE RECEIVABLES CORPORATION

                                    /s/David H. Baggs
                                    -----------------
                                    David H. Baggs
                                    President and Treasurer


Date:  August 7, 2002

                                  EXHIBIT LIST


Exhibit

7.1 Monthly Statement for the 6.00% Trade Receivables Participation Certificates, Series 1998-1 with respect to the July 25, 2002 Distribution Date

                CSXT TRADE RECEIVABLES MASTER TRUST
                Monthly Distribution Date Statement
                           Series 1998-1

Due Period:  June 2002

I. Original Deal Parameters
(a)  Pool Balance                                               705,106,000
(b)  Initial Invested Amount                                    300,000,000
(c)  Original Investor Allocation Percentage                          71.90%
(d)  Certificate Rate                                                  6.00%
(e)  Servicing Fee per Annum                                           0.25%
(f)  Original Required Subordinated Amount                       49,676,362

II.  Allocation Percentages
(a) Series Allocation Percentage                                      60.00%
(b) Investor Allocation Percentage                                    95.48%
(c) Investor Ownership Percentage                                     31.20%

III.  Receivables in the Trust
(a)   Pool Balance at end of month                              961,542,000
(b)  Interline Payables                                         156,996,000
(c)  Receivables 91+ days past invoice                          118,566,000
(d)  Ineligible Receivables                                               0
(e)  Overconcentrated Amount                                              0
(f)  Net Receivables Pool Balance
     [(a) - (b) - (c) - (d) - (e)]                              685,980,000
(g)  Unallocated Collections                                              0
(h)  Net Series Pool Balance [(f) * II.(a)]                     411,588,326
(i)  Series Allocation Percentage *
     Unallocated Collections [(g) * II.(a)]                               0
(j)  Required Net Series Pool Balance [VI.(f) below]            392,973,560

IV.  Monthly Activity
(a)  Pool Balance at beginning of month                         985,296,000
(b)  Total pool collections                                     769,087,000
(c)  Total new invoices sold to Trust                           765,636,000
(d)  Dilutions                                                   19,987,000
(e)  Charged-Off Receivables                                        316,000
(f)  Reassigned Receivables                                               0
(g)  Ending Pool Balance [(a) -(b) + (c) - (d) - (e) - (f)]     961,542,000
(h)  Miscellaneous Payments                                               0

                CSXT TRADE RECEIVABLES MASTER TRUST
                Monthly Distribution Date Statement
                           Series 1998-1

Due Period:  June 2002

V.  Receivables Performance
(a)  Monthly Payment Rate [IV.(b) / III.(f)]                         112.12%
(b)  Average Days Sales Outstanding [28 or 35 days / (a)]              31.2
(c)  Delinquency Data
       0 - 30 Days from Invoice                                 759,542,000
       31 - 60 Days from Invoice                                 59,140,000
       61 - 90 Days from Invoice                                 24,294,000
       91 - 120 Days from Invoice                                13,517,000
       121 - 150 Days from Invoice                               10,540,000
       151 - 180 Days from Invoice                                9,764,000
       181 - 210 Days from Invoice                                6,533,000
       211 - 240 Days from Invoice                                7,533,000
       241 + Days from Invoice                                   70,679,000
                                                              -------------
       TOTAL                                                    961,542,000

VI.  Reserves
(a)  Subordination Percentage [IX.(k) below]                          22.47%
(b)  Invested Amount                                            300,000,000
(c)  Available Subordinated Amount [((a) / (1 - (a))) *
     ((b) + (d)+ (e))+III (e)]                                   88,293,731
(d)  Yield Reserve                                                4,500,000
(e)  Fee Reserve [2 * V.(b) / 365 * VII.(j) * 12 ]                  179,829
(f)  Required Net Series Pool Balance                           392,973,560     0.572864

VII.  Collections
(a)  Total Pool Collections [IV.(b) above]                      769,087,000
(b)  Miscellaneous Payments [IV.(h) above]                                0
(c)  Series Excess Collections                                            0
(d)  Series Allocable Collections [(a) * II.(a)]                461,452,566
(e)  Investor Collections [(d) * II.(b)]                        440,582,607
(f)  Investor Miscellaneous Payments [(b) * II.(a) * II.(b)]              0
(g)  Available Investor Collections [(c) + (e) + (f)]           440,582,607
(h)  Monthly Interest                                             1,500,000
(i)  Interest Shortfall                                                   0
(j)  Monthly Servicing Fee [I.(e) / 12 * IV.(g) *
     VI.(b) / III.(f)]                                               87,607
(k)  Monthly Principal [0 if Revolving Period,
     otherwise VIII.(b) below]                                            0

VIII.  Monthly Investor Principal
(a)  Monthly Principal [VII.(g) - VII.(h) - VII.(i) - VII(j)]   438,995,000
(b)  Available Principal Collections (a)                        438,995,000
(c)  Controlled Deposit Amount                                            0
(d)  Monthly Investor Principal [lesser of (b) and (c)]                   0
(e)  Deficit Controlled Accumulation Amount [(c) - (d), if positive]      0

                CSXT TRADE RECEIVABLES MASTER TRUST
                Monthly Distribution Date Statement
                           Series 1998-1

Due Period:  June 2002

IX.  Subordination Percentage
(a)  Subordination Percentage Floor                                   13.00%
(b)  Average Dilution Ratio (last 12 months)                           2.40%
(c)  Highest Dilution Ratio (last 12 months)                           3.79%
(d)  Dilution Horizon Ratio (assuming 1 month horizon)                92.43%
(e)  Dilution Percentage [(d) * {2.5 * (b) + ((c) - (b)) *
     ((c)/(b))}]                                                       7.58%
(f)  Highest 3-month Average Delinquency Ratio (last 12 months)        1.57%
(g)  Default Horizon Ratio                                           380.24%
(h)  Loss Percentage [2.5 * (f) * (g)]                                14.89%
(i)  Dilution Percentage + Loss Percentage                            22.47%
(j)  12.5% + (b) * (d)                                                14.72%
(k)  Subordination Percentage [greatest of (a), (i) and (j)]          22.47%

X.  Investor Charge-Offs
(a)  Investor Allocable Charged-Off Amount [IV.(e) * II.(c)]         98,592
(b)  Investor Recoveries                                                  0
(c)  Loss Reserve                                                88,293,731
(d)  Investor Charge-off [(a) - (b) - (c), if positive]                   0
(e)  Cumulative Investor Charge-offs [including (d) above]                0

XI.  Invested Amount
(a)  Beginning Invested Amount                                  300,000,000
(b)  Cumulative Investor Charge-offs [X.(e) above]                        0
(c)  Amount on deposit in Principal Funding Account                       0
(d)  Distributions of Principal                                           0
(e)  Ending Invested Amount                                     300,000,000

XII.  Amortization Events
(a)  Breach of material covenant or agreement uncured for 30 days        No
(b)  Breach of Representation or Warranty not corrected for 30 days      No
(c)  Bankruptcy, insolvency or receivership of Seller or CSXT            No
(d)  Trust is deemed an "Investment Company"                             No
(e)  CSXT fails to convey Receivables to Seller, Servicer fails to
      make deposit to Retained Collection Account                        No
(f)  Required Net Series Pool Balance Exceeds
     Net Series Pool Balance                                             No
(g)  Any Series 1998-1 Servicer Default                                  No
(h)  Termination Notice delivered to Servicer                            No
(i)  Invested Amount not paid in full on Expected Final Payment Date     No
(j)  Average Monthly Payment Rate for last 3 months is less than 25%     No

                CSXT TRADE RECEIVABLES MASTER TRUST

          Certificateholders' Distribution Date Statement
                           Series 1998-1
                CSX Transportation, Inc. (Servicer)

     Pursuant to Section 5.02(a) of the Series 1998-1 Supplement dated as of June 17, 1998, as to Pooling and Servicing Agreement dated as of October 27, 1993, as amended and restated (the "Pooling and Servicing Agreement"), by and between CSX Trade Receivables Corporation, as Seller (the "Seller"), CSX Transportation, Inc., as Servicer (the "Servicer" or "CSXT") and The Chase Manhattan Bank (formerly known as Chemical Bank), Trustee (the "Trustee"), the Servicer is required to prepare certain information each month regarding distributions to Certificateholders and the performance of the CSXT Trade Receivables Master Trust (the "Trust") during the preceding Due Period. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate. Certain other information is presented on an aggregate basis. Capitalized terms used but not otherwise defined herein have their respective meanings as set forth in the Pooling and Servicing Agreement.


Distribution Date:  July 25, 2002

Collection Period:  June 2002

POOL COLLECTIONS

Total Pool Collections                                       769,087,000.00

Total Collections Available                                  769,087,000.00


ALLOCATION PERCENTAGES

Series 1998-1 Allocation Percentage                                   60.00%

Investor Ownership Percentage                                         31.20%

DISTRIBUTION TO CERTIFICATEHOLDERS

Total amount distributed allocable to Interest                 1,500,000.00

Total amount distributed allocable to Interest                         5.00
   (per $1,000 of Certificates)

Total amount distributed to allocable to Principal                     0.00

Total amount distributed allocable to Principal                        0.00
   (per $1,000 of Certificates)


SERIES 1998-1 INVESTED AMOUNTS

Unallocated Collections                                                0.00

Amounts on deposit in the Principal Funding                            0.00

Ending Invested Amounts                                      300,000,000.00


INVESTOR  INTEREST SHORTFALL AMOUNT

Total Investor Deficiency Amount                                       0.00


INVESTOR CHARGE-OFF AND REIMBURSEMENT ACTIVITY

Beginning Investor Charge-Offs                                         0.00
Beginning Investor Charge-Offs per $1,000                              0.00

Additional Investor Charge-Offs                                        0.00
Additional Investor Charge-Offs per $1,000                             0.00

Reimbursements:
Reinstatement of Investor Certificates                                 0.00
Reinstatement of Investor Certificates per $1,000                      0.00

Ending Investor Charge-Offs                                            0.00
Ending Investor Charge-Offs per $1,000                                 0.00

POOL BALANCES

Outstanding Receivables Balance                              961,542,000.00

Ending Net Receivables Pool Balance                          685,980,000.00

Ending Net Series Pool Balance                               411,588,326.27